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                                                            EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated May 7, 1997 incorporated by reference in FirstFed Bancorp, Inc.'s Form 10-K for the year ended March 31, 1997 and to all references to our Firm included in this Registration Statement.



                                    /s/   Arthur Andersen, LLP
                                   ----------------------------------------
                                   Arthur Andersen, LLP


Birmingham, Alabama
November 14, 1997